EQ Advisors TrustSM

AXA/INVESCO STRATEGIC ALLOCATION PORTFOLIO

Supplement dated March 17, 2016 to the Summary Prospectus Dates May 1, 2015

This Supplement updates certain information contained in the Summary Prospectus of the AXA/Invesco Strategic Allocation Portfolio, a series of EQ Advisors Trust (“Trust”) dated May 1, 2015. You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, or Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding changes to the investment managers of the AXA/Invesco Strategic Allocation Portfolio (the “Portfolio”).

Information Regarding

AXA/Invesco Strategic Allocation Portfolio

Effective immediately, the table in the section of the Prospectus entitled “Who Manages the Portfolio – Sub-Adviser: Invesco Advisers Inc. (“Invesco” or the “Sub-Adviser”)” is deleted in its entirety and replaced with the following information:

Name	Title	Date Began Managing the Portfolio
Duy Nguyen, CFA®	Chief Investment Officer and Senior Portfolio Manager of Invesco	May 2015
Jacob Borbidge	Portfolio Manager of Invesco	February 2016
Brian Schneider	Portfolio Manager of Invesco	March 2016
Robert Young	Portfolio Manager of Invesco	March 2016